                                                                    Exhibit 10.9

                             GREENFIELD ONLINE, INC.

                           RESTRICTED STOCK AGREEMENT

      This Restricted Stock Agreement (this "Agreement") is made and entered into as of December 16, 2002 (the "Effective Date") by and between Greenfield Online, Inc., a Delaware corporation (the "Company"), and Jonathan A. Flatow ("Manager").

      WHEREAS, the Company's Board of Directors (the "Board") has selected the Manager to receive the opportunity to purchase Restricted Stock pursuant to this Agreement; and

      WHEREAS, the Restricted Stock provided for in this Agreement is offered in consideration for Manager's past service to the Company and his agreement to continue his employment or other service with the Company, and the Manager is willing to abide by the obligations imposed under this Agreement;

      NOW, THEREFORE, in consideration of the mutual benefits hereinafter provided, and each intending to be legally bound, the Company and the Manager hereby agree as follows:

1.    PURCHASE OF SHARES.

      Subject to the restrictions, terms and conditions of this Agreement, the Company hereby offers to sell to the Manager Eight Hundred and Ninety Four Thousand Eight Hundred Twenty Seven (894,827) shares (the "Shares") of the Company's Common Stock ("Common Stock"). As used in this Agreement, the term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits in respect of the Shares, and (iii) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

2.    DELIVERY.

            2.1 DELIVERIES BY MANAGER. Manager hereby delivers to the Company
(i) this Agreement; (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "Stock Powers"), both executed by Manager (and Manager's spouse, if any), (iii) if Manager is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the "Spouse Consent") duly executed by Manager's spouse (iv) an executed copy of the Company's Restated Shareholders Agreement ("Shareholder's Agreement") dated December 16, 2002, (v) an executed copy of the Company's Restated Registration Rights Agreement ("Registration Rights Agreement") dated as of December 16, 2002, and (vi) and executed copy of the Voting Agreement ("Voting Agreement") in the form of Exhibit 3 attached hereto.

            2.2 DELIVERIES BY THE COMPANY. Upon its receipt of all of the documents to be executed and delivered by Manager to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Manager, with such certificate to be placed in escrow as provided in Section 11 until expiration of the period during which the Shares are subject to forfeiture or repurchase as set forth in Section 3.

      3. REPURCHASE AND VESTING.

      3.1 FORFEITURE. As of the Effective Date, fifty (50) percent of the Shares are considered "Unvested Shares" which are subject to repurchase by the Company, for the lesser of fair market value or the original purchase price, upon termination of the Manager's service with the Company for any reason or no reason, with or without cause. On each six-month anniversary from the Effective Date, one-eight (1/8th) of the Shares will become vested and cease to be subject to repurchase such that the Shares will be 100% vested on the second anniversary of the Effective Date. All Shares that are not Unvested Shares are referred to in this Agreement as "Vested Shares". Notwithstanding anything in this Agreement to the contrary, no Shares will become Vested Shares after the effective date of termination of the Manager's service with the Company (the "Termination Date"). There shall be no proportionate or partial vesting in the periods prior to the applicable vesting dates and all vesting shall occur only on the appropriate vesting date.

            3.2 TERMINATION FOR CAUSE. In the event Manager is terminated for Cause, his Unvested Shares and his Vested Shares may be repurchased by the Company for the lesser of fair market value or their original purchase price.

            3.3 TERMINATION WITHOUT CAUSE OR RESIGNATION. In the event Manager is terminated without Cause or resigns his position with the Company, his Unvested Shares shall be repurchased by the Company for the lesser of fair market value or their original purchase price and the Manager shall retain ownership of his Vested Shares.

            3.4 TERMINATION AND TERMINATION DATE. In case of any dispute as to whether the Manager is terminated, the Board shall, in the exercise of its reasonable discretion, determine whether the Manager has been terminated and the Termination Date.

            3.5 ADJUSTMENTS. The number of Shares that are Vested Shares or Unvested Shares will be equitably adjusted for any stock split, combination, stock dividend, merger, consolidation, reorganization, recapitalization, or any other change in corporate structure or other transaction not involving the receipt of consideration by the Company occurring after the Effective Date.

      4. CORPORATE TRANSACTION.

            4.1 ACCELERATED VESTING UPON CERTAIN EVENTS. Manager's Unvested Shares shall immediately vest:

            (i) upon the occurrence of a Corporate Transaction if (x) Manager's Unvested Shares are not assumed by the surviving entity or replaced with equivalent awards and (y) Manager is not employed by the acquiring or resulting entity in the equivalent position and subject to the comparable terms of employment as enjoyed by Manager immediately prior to such merger or acquisition; and (ii) if Manager resigns with Good Reason or is terminated without Cause as defined below.

In the foregoing context awards that do not have accelerated vesting provisions in the event of terminations without Cause or for Good Reason within one year of a Corporate Transaction shall not be deemed to be equivalent.

            4.2 DEFINITIONS:

      "CORPORATE TRANSACTION" means, (i) any sale, lease, exchange, or other transfer, in one transaction or a series of related transactions, of all or substantially all of the Company's assets, other than a transfer of the Company's assets to a majority-owned subsidiary corporation of the Company; or (ii) any merger or consolidation of the Company in one or more series of related transactions where following such merger or consolidation the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation.

      "CAUSE" unless otherwise defined in an Employment Agreement between Company and manager, means a determination by the Company that Manager has committed an act or acts constituting any of the following: (i) dishonesty, fraud, misconduct or negligence in connection with Company duties, (ii) unauthorized disclosure or use of the Company's confidential or proprietary information, (iii) misappropriation of a business opportunity of the Company, (iv) aiding a competitor of Company, (v) a felony conviction; or (vi) failure or refusal to attend to the duties or obligations of the Manager's position, or to comply with the Company's rules, policies or procedures.

      "GOOD REASON" means any one of the following: (i) a material alteration of manager's title and status in the acquiring or resulting entity or assignment to duties and responsibilities inconsistent with his position;
      (ii) the relocation of manager to any place greater than twenty five (25) miles from his current principal location (excluding New York City); or
      (iii) a substantial reduction of manager's compensation package, unless such a reduction is made by the Company ratably with all other employees at similar levels of responsibility. Common Stock

      5. RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company or an affiliate to terminate Manager's Service or other relationship with the Company or an affiliate at any time for any reason or no reason, with or without cause.

      6. REPRESENTATIONS AND WARRANTIES OF MANAGER. Manager represents and warrants to the Company that:

            6.1 AGREES TO TERMS OF THIS AGREEMENT. Manager has received a copy of this Agreement, has read and understands the terms of this Agreement, and agrees to be bound by its terms and conditions. Manager acknowledges that there may be adverse tax consequences upon acquisition and disposition of the Shares, and that Manager should consult a tax adviser prior to such acquisition or disposition.

            6.2 ACQUISITION FOR OWN ACCOUNT FOR INVESTMENT. Manager is acquiring the Shares for Manager's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Manager has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Manager has any beneficial ownership of any of the Shares.

            6.3 ACCESS TO INFORMATION. Manager has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Manager reasonably considers important in making the decision to acquire the Shares, and Manager has had ample opportunity to ask questions of the Company's representatives concerning such matters.

            6.4 UNDERSTANDING OF RISKS. Manager is fully aware of (i) the highly speculative nature of an investment in the Shares, (ii) the financial hazards involved, (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Manager may not be able to sell or dispose of the Shares or use them as collateral for loans), (iv) the qualifications and backgrounds of the management of the Company, and (v) the tax consequences of acquiring the Shares.

            6.5 NO GENERAL SOLICITATION. At no time was Manager presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the acquisition of the Shares.

            6.6 MANAGER'S QUALIFICATIONS. Manager has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Manager aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Manager's business or financial experience, Manager is capable of evaluating the merits and risks of acquiring the Shares and has the ability to protect Manager's own interests in this transaction.

      7. RESTRICTED SECURITIES.

            7.1 NO TRANSFERS UNLESS REGISTERED OR EXEMPT. Manager understands that Manager may not transfer any Shares unless such Shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Manager understands that only the Company may file a registration statement with the Securities and Exchange Commission (the "SEC") and that the Company is under no obligation to do so with respect to the Shares. Manager has also been advised that exemptions from registration and qualification may not be available or may not permit Manager to transfer all or any of the Shares in the amounts or at the times proposed by Manager.

            7.2 SEC RULE 144. In addition, Manager has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Manager understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Manager remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

      8. RESTRICTIONS ON TRANSFERS.

            8.1 DISPOSITION OF SHARES. Manager hereby agrees that Manager shall make no disposition of the Shares unless and until:

                  (i) in the event the Company is still private, until Insight, UBS and MSD have disposed of their shares,

                  (ii) Manager shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                  (iii) Manager shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

                  (iv) Manager shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(a) the proposed disposition does not require registration of the Shares under the Securities Act, or (b) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

                  (v) Manager shall have provided the Company with written assurances, in form and substance satisfactory to the Company that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares.

            8.2 RESTRICTION ON TRANSFER. Manager shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber, or otherwise dispose of any of the Shares that are subject to forfeiture pursuant to Section 3.

      9. MARKET STANDOFF AGREEMENT. Manager agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Manager will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally (regardless of whether Manager is an employee of the Company). Manager further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Manager's Shares until the end of such period.

      10. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Agreement, the Shareholders Agreement, Registration Rights Agreement and Voting Agreement, Manager will have all of the rights of a holder of Common Stock with respect to the Shares from and after the date that Manager delivers an executed copy of this Agreement until such time as Manager disposes of the Shares or they are forfeited to the Company. Upon forfeiture of the Shares, Manager will have no further rights as a holder of Common Stock, and Manager will promptly surrender the stock certificate(s) evidencing the Shares to the Company for transfer or cancellation.

      11. ESCROW. As security for Manager's faithful performance of this Agreement, Manager agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Manager and by Manager's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Manager and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. Shares will be released from escrow upon termination of the period during which such Shares are subject to forfeiture pursuant to Section 3.

      12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            12.1 LEGENDS. Manager understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Manager and the Company or any agreement between Manager and any third party:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO

      SALE OR DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT COVERING SAID SHARES OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF THE STATE HAVING JURISDICTION OVER SUCH SALE OR DISTRIBUTION.

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER AS SET FORTH IN A RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

            12.2 STOP-TRANSFER INSTRUCTIONS. Manager agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            12.3 REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any Manager or other transferee to whom such Shares have been so transferred.

      14. TAX CONSEQUENCES. MANAGER UNDERSTANDS THAT MANAGER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF MANAGER'S ACQUISITION OR DISPOSITION OF THE SHARES. MANAGER REPRESENTS THAT MANAGER HAS CONSULTED WITH ANY TAX ADVISER MANAGER DEEMS ADVISABLE IN CONNECTION WITH THE ACQUISITION OR DISPOSITION OF THE SHARES AND THAT MANAGER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Manager hereby acknowledges that Manager has been informed that, unless an election is filed by the Manager with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the acquisition of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on the fair market value on the date of acquisition of the Shares, there will be a recognition of taxable income to the Manager equal to the fair market value of the Shares at the time they are considered transferable or no longer subject to substantial risk of forfeiture. Manager represents that Manager has consulted any tax adviser(s) Manager deems advisable in connection with Manager's purchase of the Shares and the filing of the election under
Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 4 for reference. MANAGER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING OR NOT FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM FILING OR FAILING TO FILE SUCH ELECTION.

      15. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Manager with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's securities may be listed or quoted at the time of such issuance or transfer.

      16. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Manager and Manager's heirs, executors, administrators, successors and assigns.

      17. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely within New York, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

      18. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Manager hereunder shall be in writing and addressed to Manager at the last address Manager provided to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or on the business day that it is sent by fax to the fax number last provided by Manager to the Company, but only if (A) the receiving fax device immediately generates a message, printed by the sending fax device, that confirms receipt, and (B) receipt of the fax is confirmed by a telephone call between sender and recipient.

      19. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      20. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Manager has executed this Agreement in duplicate, as of the Effective Date.

GREENFIELD ONLINE, INC.                  MANAGER

By:___________________________________   _______________________________________

Its:__________________________________   Print Name:____________________________

                                LIST OF EXHIBITS

Exhibit 1:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:  Consent of Spouse

Exhibit 3:  Voting Agreement

Exhibit 4:  Election under Section 83(b) of the Internal Revenue Code

                                                                       EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT

                         SEPARATE FROM STOCK CERTIFICATE

      FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of December 16, 2002 (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ___________________, _______________ shares of the
Common Stock of Greenfield Online, Inc., a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: _____________________, 2002

                                    MANAGER

                                    ____________________________________________
                                    (Signature)

                                    ____________________________________________
                                    (Please Print Name)


                                    ____________________________________________
                                    (Spouse's Signature)

                                    ____________________________________________
                                    (Please Print Spouse's Name)



INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon forfeiture to the Company as set forth in the Agreement without requiring additional signatures on the part of Manager or Manager's Spouse.

                                                                       EXHIBIT 2

                                CONSENT OF SPOUSE

      I, the undersigned, am the spouse of _________________ ("Manager"). I have read and hereby consent to and approve all the terms and conditions of the Restricted Stock Agreement (the "Agreement") dated December 16, 2002 between Greenfield Online, Inc., a Delaware corporation (the "Company"), pursuant to which Manager has been granted ______________________ ( ) shares of the Company's common stock (the "Shares").

      In consideration of the Company granting my spouse the right to acquire the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company's right of forfeiture and the market standoff agreements contained therein), and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

      I hereby appoint Manager as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement, and with respect to the making and filing of an election under Internal Revenue Code Section 83(b) in connection with the acquisition of the Shares.

Dated:  ________________, 2002

                                    ____________________________________________
                                    (Spouse's Signature)

                                    ____________________________________________
                                    (Please Print Spouse's Name)

                                                                       EXHIBIT 3

                                VOTING AGREEMENT

      VOTING AGREEMENT (this "AGREEMENT"), dated as of December 16, 2002, by and among Greenfield Online, Inc., a Delaware corporation ("Company"), and _________________, ("Stockholder").

      WHEREAS, the Stockholder is, as of the date hereof, the record and beneficial owner of the number of shares of the Company's common stock, par value $0.0001 per share ("Management Common Stock"), set forth on the Signature Page hereto;

      WHEREAS, Stockholder and the Company concurrently herewith are entering into a Restricted Stock Agreement, dated as of the date hereof (the "Restricted Stock Agreement"); capitalized terms used but not defined herein have the meanings ascribed to such terms in the Restricted Stock Agreement;

      WHEREAS, pursuant to the Restricted Stock Agreement each share of Management Common Stock owned by the Stockholder shall be subject to the terms of this Agreement; and

      WHEREAS, as a condition to the willingness of the Company to enter into the Restricted Stock Agreement and sell the Management Common Stock to the Stockholder, and in order to induce the Company to enter into the Restricted Stock Agreement and sell the Management Common Stock to the Stockholder, the Stockholder has agreed to enter into this Agreement.

      NOW, THEREFORE, in consideration of the execution and delivery by the Company of the Restricted Stock Agreement and the foregoing and the mutual representations, warranties, covenants and agreements set forth herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Representations, Warranties and Covenants of the Stockholder. The Stockholder (i) is the beneficial owner of the shares of Management Common Stock indicated on the Signature Page hereto, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances that, in each case, would deprive Company of the benefits of this Agreement (other than any rights of repurchase held by the Company); (ii) does not beneficially own any securities of the Company other than the shares of Management Common Stock and options to purchase shares of Common Stock indicated on the Signature Page hereto; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the proxy contained herein.

      SECTION 3. Agreement to Vote Shares; Grant of Irrevocable Proxy; Appointment of Proxy.

            (a) Subject to Section 5 hereof, for so long as the Stockholder is employed by the Company, the Stockholder hereby irrevocably grants to, and appoints, Insight Venture Partners, UBS Capital II LLC, and MSD Capital L.P., their successors or assigns and any nominee thereof (each a "Proxy Holder" and together the "Proxy Holders"), its proxy and attorney-in-fact (with full power of substitution), for and in the name, place, and stead of the Stockholder, to vote Stockholder's Unvested Shares of Management Common Stock, or grant a consent or approval in respect of Stockholder's Unvested Management Common Stock, in connection with any meeting or action by written consent of the stockholders of the Company. Each Proxy Holder shall vote that portion of the Stockholder's Unvested Management Common Stock equal to that Proxy Holder's ownership percentage (including holdings of controlled affiliates) of all the shares of the Company's Series C-1 Preferred Stock held by all Proxy Holders (and their controlled affiliates) at the time of the vote. If at any time a Proxy Holder owns or controls less than two (2) percent of the outstanding Series C-1 Preferred Stock, such Proxy Holder's proxy shall revert pro-rata to the other Proxy Holders that continue to hold or control two percent or more of the Series C-1 Preferred Stock. As of the date of this Agreement each Proxy Holder may vote the percentage of Stockholder's Unvested Management Common Stock listed below:

             Proxy Holder         Percentage
             ------------         ----------

             Insight Venture            59.5%
             Partners
             UBS Capital II LLC         32.6%
             MSD Capital L.P.            7.9%

            (b) Subject to Section 5 hereof, after the Stockholder's employment with the Company has been terminated for any reason, the Stockholder hereby irrevocably grants to, and appoints, Proxy Holders, their successors or assigns and any nominee thereof, its proxy and attorney-in-fact (with full power of substitution), for and in the name, place, and stead of the Stockholder, to vote Stockholder's Vested Shares of Management Common Stock, or grant a consent or approval in respect of Stockholder's Vested Management Common Stock, in connection with any meeting or action by written consent of the stockholders of the Company. Each Proxy Holder shall vote that portion of the Stockholder's Vested Management Common Stock equal to that Proxy Holders ownership percentage (including holdings of controlled affiliates) of all the shares of the Company's Series C-1 Preferred Stock held by all Proxy Holders (and their controlled affiliates) at the time of the vote. If at any time a Proxy Holder owns or controls less than two (2) percent of the outstanding Series C-1 Preferred Stock, such Proxy Holder's proxy shall revert pro-rata to the other Proxy Holders that continue to hold or control two percent or more of the Series C-1 Preferred Stock. As of the date of this Agreement each Proxy Holder may vote the percentage of Stockholder's Vested Management Common

Stock listed in sub-clause (a) above. The Proxy Holders are intended beneficiaries of this Voting Agreement.

            (c) The Stockholder represents that no other proxies of any kind have been given with respect to his Management Common Stock.

            (d) Subject to Section 5 hereof, the Stockholder hereby affirms that the proxy set forth in this Section 3 is irrevocable and is given in connection with the execution of the Restricted Stock Agreement, and that such irrevocable proxy is given to secure the performances of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy granted hereby is coupled with an interest in the Management Common Stock and, except as set forth in Section 5 hereof, is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law.

      SECTION 4. Further Assurances. From time to time, upon request of the other party and without further consideration, each party hereto shall execute and deliver any additional documents and take such further actions as may be necessary to carry out the provisions hereof.

      SECTION 5. Termination. Except as otherwise provided in this Agreement, this Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately upon an initial public offering of the Company's stock.

      SECTION 6.    Expenses.    All fees and expenses incurred by any one
party hereto shall be borne by the party incurring such fees and expenses.

      SECTION 7. Waiver of Claims. Stockholder hereby expressly waives all claims of any nature against any Proxy Holder, its successor, assign, or nominee, arising out of any exercise by such person of a proxy granted herein, other than claims alleging gross negligence or intentional misconduct with respect to such exercise by such person.

      SECTION 8.  Miscellaneous.

            (a) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

            (b) Binding Effect and Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            (c) Amendments and Modification. Except as may otherwise be provided herein, any provision of this Agreement may be amended, modified or waived by the parties hereto if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, and in the case of a waiver, by the party against whom the waiver is to be effective.

            (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity without the necessity of proving the inadequacy of money damages as a remedy.

            (e) Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement to any party hereunder shall be in writing and deemed given upon (a) personal delivery,
(b) transmitter's confirmation of a receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier or when delivered by hand or
(d) when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by notice given hereunder):

            If to
            Company:

            With a copy    Preston Gates & Ellis LLP
            to:            Bank of America Tower
                           701 Fifth Avenue, Suite 5000
                           Seattle, Washington 98104-7078
                           Attention:
                           Facsimile No.:


      If to the Stockholder: To the address for notice set forth on the signature page hereof.

            With        [Name]
            copies to:  [Address]
                        [City, State  Zip]
                        Attention: [________________]
                        Facsimile No.: (___) ___-____

            If to
            Proxy

              Holder

                        INSIGHT VENTURE PARTNERS

                        680 5th Ave
                        10th Floor
                        New York, New York 10019
                        Attention: Jeffrey Horing
                        Tel: (212) 821-6325
                        Fax: (212) 821-6333

                        O'MELVENY & MYERS, L.L.P.
                        30 Rockefeller Plaza
                        New York, New York  10112
                        Telephone:  212-408-2443
                        Facsimile:  212-408-2420
                        Attn:  Ilan S. Nissan, Esq.


                        UBS CAPITAL II LLC
                        299 park Avenue
                        34th Floor
                        New York, New York 10171
                        Attention: Lawrence R. Handen
                        Tel: (212) 821-6325
                        Fax: (212) 821-6333

                          with copies to:

                        Kaye Scholer LLP
                        425 Park Avenue
                        New York, New York 10022
                        Attention: Mark S. Kingsley, Esq.
                        Tel: (212) 836-7092
                        Fax: (212) 836-8689

                        MSD CAPITAL, L.P. (F/K/A MSD
                        PORTFOLIO L.P. -- INVESTMENTS AND
                        DBV INVESTMENTS, L.P.)
                        c/o MSD Capital, L.P.
                        645 5th Avenue
                        21st Floor
                        New York, NY  10022
                        Attention:  General Counsel
                        Tel:  212-303-1650
                        Fax:  212-303-1620

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

            (g) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements or understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof.

            (h) Effect of Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

            (i) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            (j) Action in Stockholder Capacity Only. The Stockholder makes no agreement or understanding herein in any capacity other than Stockholder's capacity as a record holder and beneficial owner of the Management Common Stock and nothing herein shall limit or affect any action taken or not taken in any other capacity as an officer or director of the Company.

            (k) Exercise of Options, Warrants or Other Rights. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall require the Stockholder to exercise or convert shares that do not constitute outstanding shares of Management Common Stock. In addition, nothing in this Agreement shall prohibit the Stockholder from exercising (in accordance with the terms of the option or warrant, as applicable) any option or warrant the Stockholder may hold, and any shares of Common Stock acquired upon any such exercise shall not be subject to this Agreement.

               (Remainder of page intentionally left blank.)

      The foregoing Agreement is hereby executed as of the date first above written.

                             "COMPANY"

                             Greenfield Online, Inc.

                             By: _________________________________________
                             Name:
                             Title:

                             "STOCKHOLDER"

                             _____________________________________________

                             By: _________________________________________
                                     Name:
                                     Title:

                             SHARES BENEFICIALLY OWNED:

                             [____________] shares of Management Common
                             Stock

                             "PROXYHOLDERS"

                             INSIGHT VENTURE PARTNERS

                             By: _________________________________________
                                     Name:
                                     Title:

                               UBS CAPITAL II LLC

                             By: _________________________________________
                                     Name:
                                     Title:

                                MSD CAPITAL, L.P.

                             By: _________________________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT 4

                             SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

(1)   The taxpayer who performed the services is:

      Name:
      Address:
      Social Security No.:

(2)   The property with respect to which the election is made is
      _______________________________ (      ) shares of the Common Stock of
      Greenfield Online, Inc. (the "Company").

(3)   The property was transferred on ______________, 2002.

(4)   The taxable year for which the election is made is the calendar year 2002.

(5) The shares are subject to the following restrictions: at the time of taxpayer's termination of employment or services without cause any shares that have not vested may be forfeited to the Company and at the time of taxpayer's termination of employment or services for cause all vested or unvested shares may be forfeited to the Company.

(6) The fair market value of the shares at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) was $____ per share.

(7)   The amount paid for such shares was $____ per share.

(8) A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such shares.

(9)   This statement is executed on ____________, 2002.


_________________________________       ________________________________________
Taxpayer                                  Spouse (if any)

This election must be filed with the Internal Revenue Service Center with which the Manager files his or her federal income tax returns and must be filed within 30 days after the date of acquisition. This filing should be made by registered or certified mail, return receipt requested. The Manager must retain two copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records.

                             GREENFIELD ONLINE, INC.

                                 FIRST AMENDMENT
                          TO RESTRICTED STOCK AGREEMENT

      THIS FIRST AMENDMENT ("AMENDMENT") is made effective as of January 14, 2004 to that certain Restricted Stock Agreement (the "AGREEMENT") dated as of December 16, 2003, by and between Greenfield Online, Inc., a Delaware corporation (the "COMPANY") and Jonathan A. Flatow (the "MANAGER").

      WHEREAS, pursuant to the Agreement, the Company sold Manager shares of the Company's Common Stock, par value $0.0001, (the "COMMON STOCK"), of which 50% was "unvested" as of the date of the Agreement;

      WHEREAS, Manager is a key employee of the Company that the Company desires to incentivize and treat fairly; and

      WHEREAS, Manager and the Company have agreed to amend the Agreement in order to provide for an acceleration of vesting of the Common Stock and the removal of certain other restrictions contained in the Agreement;

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties agree to amend the Agreement as follows:

      1. Section 3.1 of the Agreement is deleted in its entirety and replaced with the following:

3.1 FORFEITURE. As of the Effective Date, fifty (50) percent of the Shares are considered "Unvested Shares" which are subject to repurchase by the Company, for the lesser of fair market value or the original purchase price, upon termination of the Manager's service with the Company for any reason or no reason, with or without cause. On January 14, 2004, provided that the Manager is an employee in good standing with the Company, all Unvested Shares shall be considered Vested and the restrictions contained in Sections 3.2 - 3.5 shall expire as to all Shares.

      2. The parties hereby acknowledge and reaffirm that all of the terms and conditions of the Agreement not specifically amended herein shall remain in full force and effect.

                         ****Signature Pages Follow****

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first mentioned above.

GREENFIELD ONLINE, INC.                  MANAGER

By ___________________________________   _______________________________________
                                         Jonathan A. Flatow
Its ____________________________